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                                                                   EXHIBIT 10.22

                           CHARLESTON BUSINESS PARK
               STANDARD NNN LEASE -- Multi-Tenant Business Park

                                  WITNESSETH

This lease ("Lease") is entered into by and between Limar Realty Corp. #17, a California corporation ("Landlord") and Docent, Inc., a Delaware corporation ("Tenant"). For and in consideration of the payment of rents and the performance of the covenants herein set forth by Tenant, Landlord does lease to Tenant and Tenant accepts the Premises described below subject to the agreements herein contained.

1.    BASIC LEASE TERMS

      a.    DATE OF LEASE:              September 22, 1999

      b.    TENANT:                     Docent, Inc.

            Address (of the Premises):  2444 Charleston Road, Mountain View, CA
                                      94043

            Address (for Notices):  (Please provide if other than Premises.)

      c.    LANDLORD:               Limar Realty Corp. #17

            Address (for Notices):  1730 South El Camino Real
                                    Suite 400
                                    San Mateo, California 94402
                                    Attn: Thomas A. Numainville

      d. TENANT'S USE OF PREMISES: General office use and research and development for software and media products, sale and storage of software products and customer training.

      e.    PREMISES AREA:          "Temporary Premises": 2410 Charleston
                                    Road = 12,000 Rentable Square Feet

                                    "Original Premises": 2444 Charleston
                                    Road = 12,200 Rentable Square Feet

                                    "Expansion Premises": 2454 Charleston
                                    Road = 13,800 Rentable Square Feet

                                    The Temporary Premises, Original Premises, and Expansion Premises are sometimes collectively and/or individually referred to herein as the Premises, provided however, that the Premises shall only refer to space actually delivered to Tenant pursuant to this Lease.

      f. BUILDING:                  2444-2454 Charleston Road and/or 2410
                                    Charleston Road as/when occupied by Tenant, as the case may be

      g. BUSINESS PARK:             Charleston Business Park

      h. INSURING PARTY:            Landlord is the "Insuring Party" unless
                                    otherwise stated herein.

      i. TERM (inclusive):          Commencement Date: See (P)29.

                                    Expiration Date: See (P)30.

                                    Number of Months from Temporary Premises
                                    Commencement Date to Expiration Date of the
                                    Original Premises and the Expansion
                                    Premises: 68 (assumes 10/1/99 Temporary
                                    Premises Commencement Date)

      j  TENANT'S SHARE OF BUILDING:               See (P)31

      k. TENANT'S SHARE OF BUSINESS PARK:          See (P)31.

      l. TENANT'S NUMBER OF NON-RESERVED PARKING SPACES:       See (P)32.

      m. INITIAL BASE RENT                         See (P)33.

      n. BASE RENT ADJUSTMENT:                     See (P)34.

      o. PREPAID BASE RENT:                        As to the Temporary
                                                   Premises = $30,000.00

      p. SECURITY DEPOSIT:                         See (P)36.

      q. BROKER(S):                                Cornish & Carey Commercial

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      r.    EXHIBITS: Exhibits lettered "A" through "D" are attached hereto and made a part hereof.

2.    PREMISES, PARKING AND COMMON AREAS

      a.    Premises. The Premises as described in (P) 1. and Exhibit A, are a
                                                              ---------
            portion of a building, herein sometimes referred to as the "Building" identified in (P) 1. The Premises, the Building, the Common Areas, the ;land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Business Park" as described in (P) 1. and Exhibit B Landlord hereby leases to Tenant and Tenant
                          ---------
            leases from Landlord for the Term (as defined below), at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Terms, (P) 1 as the "Premises", including rights to the Common Areas as hereinafter specified. Subject to any additional work Landlord has agreed herein to do, Tenant hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant agrees with the square footage specified for the Premises in (P) 1. and will not hereafter challenge such determination and agreement. The rental payable by Tenant pursuant to this Lease is not subject to revision in the event of any discrepancy in the rentable square footage for the Premises.

      b Vehicle Parking. So long as Tenant is not in default, and subject to the Rules and Regulations attached hereto as Exhibit C, and as
                                                         ---------
            established by Landlord from time to time, Tenant shall be entitled to use the number of parking spaces set forth in (P) 1. If Tenant commits, permits or allows any of the prohibited activities described in the Lease or the Rules and Regulations then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord shall have the right following reasonable notice to Tenant, at any time during the Lease Term, to implement a parking plan for the Business Park whereby one or more of the tenants in the Business Park will be allocated a designated portion of the Common Areas for the exclusive parking by such tenant provided there is no disproportionate reduction to the number of spaces allocated to Tenant In the event Landlord elects to implement such parking plan for tenant(s) representing at least 25% of the square footage in the Business Park, Landlord shall provide Tenant with the exclusive right to park in a designated portion of the Common Areas (which designated portion shall be approximately located on all or a portion of the Common Areas identified on Exhibit "A" attached hereto).

      c. Common Areas -- Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Business Park that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other tenants of the Business Park and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

      d. Common Areas - Rules and Regulations. Tenant agrees to abide by and conform to the Rules and Regulations attached hereto as Exhibit C
                                                                    ---------
            with respect to the Business Park and Common Areas, and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform. Landlord, or such other person(s) as Landlord may appoint, shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to reasonably modify, amend and enforce said rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other tenants, their agents, employees and invitees, Following a written request from Tenant, Landlord shall use commercially reasonable efforts to enforce the rules and regulations against other tenants of the Building subject to the terms of each tenant's lease.

      e. Building and Common Areas -- Changes. Landlord shall have the right, in Landlord's reasonable discretion, from time to time:

            1) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic. decorative walls, landscaped areas and walkways;

            2) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

            3) To designate other land and improvements outside the boundaries of the Business Park to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Business Park;

            4)    To add additional buildings and improvements to the Common
                  Areas;

            5) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Business Park or any portion thereof; and

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            6)    To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Business Park as Landlord may, in the exercise of sound business judgment deem to be appropriate. Landlord's rights pursuant to this (P) 2.e. shall be subject to the condition that exercise of any such rights shall not unreasonably interfere with Tenant's use of the Premises or disproportionately decrease the number of Tenant's parking spaces.

      f. Acceptance; Quiet Enjoyment. Landlord represents that it is the fee simple owner of the Premises and has full right and authority to make this Lease. Landlord hereby leases the Premises to Tenant and Tenant hereby accepts the same from Landlord, in accordance with the provisions of this Lease. Landlord covenants that Tenant shall have peaceful and quiet enjoyment of the Premises during the Term (as defined below) of this Lease. Tenant covenants that it will not interfere with other tenants' quiet enjoyment of their premises.

3. TERM. The term ("Term") of this Lease is for the period that commences at 12:01 a.m. on the Temporary Premises Commencement Date and expires at 11:59 p.m. on the Expiration Date of the Original Premises and the Expansion Premises. If Landlord, for any reason, cannot deliver possession of the Temporary Premises to Tenant on or before the Temporary Premises Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay, In that event, however, there shall be an abatement of Base Rent (as defined below) and additional rent covering the period between the Temporary Premises Commencement Date and the date when Landlord delivers possession to Tenant, and all other terms and conditions of this Lease shall remain in full force and effect. If a delay in possession is caused by Tenant's failure to perform any obligation in accordance with this Lease, the Term shall commence as of the Temporary Premises Commencement Date, and the abatement of Base Rent and additional rent shall continue only until the date Landlord would have delivered possession but not for Tenant's failure.

4.    RENT

      a. Base Rent. Tenant shall pay Landlord in lawful money of the United States, without notice, demand. offset or deduction, rent in the amount(s) set forth in (P) 1. which shall be payable in advance on the first day of each and every calendar month ("Base Rent") provided, however, the first month's Base Rent is due and payable upon execution of this Lease. Unless otherwise specified in writing by Landlord, all installments of Base Rent shall be payable to Limar Realty Corp. #17, Department #44294, P.O. Box 44000, San Francisco, California 94144-4294. Base Rent for any partial month at the beginning or end of this Lease will be prorated in accordance with the number of days in the subject month.

            For purposes of Section 467 of the Internal Revenue Code. the parties to this Lease hereby agree to allocate the stated Base Rent provided herein to the periods which correspond to the actual Base Rent payments as provided under the terms and conditions of this Agreement.

      b. Cost of Living Adjustment. As to the Original Premises (See (P) 34.b.), the Base Rent shall be subject to increase on April 1 in the years of 2000. 2001, 2002 and 2003. The base for computing the increase is the Consumer Price Index All Urban Consumers for the CMSA referenced in (P) 34.b.1) (1982-84 base year = 100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is in effect on the ninetieth (90th) day preceding April 1, 1999 ("Beginning Index"). The Index ("Adjustment Index") published and in effect on the ninetieth (90th) day preceding each annual anniversary ("Annual Anniversary") of April 1, 1999 is to be used in determining the amount of the increase from one year to the next. Beginning with the Base Rent due on and after the first anniversary, the Base Rent shall be increased to equal the product achieved by multiplying the Base Rent amount by a fraction, the numerator of which will be the Adjustment Index and the denominator of which will be the Beginning Index. If there is a decline from one Annual Anniversary to the next in the Adjustment Index. the Base Rent due during the subsequent lease year shall equal the Base Rent due during the then present lease year (i.e., there shall be no decrease in Base Rent). Notwithstanding the foregoing provisions of this (P) 4.b.), each Base Rent adjustment shall be subject to a minimum adjustment in accordance with the Floor Limit if specified in (P) 34.b.1) and a maximum adjustment in accordance with the Ceiling Limit if specified in (P) 34.b.1).

            If the Index is changed so that the base year differs from 1982-84 = 100, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, If the Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as, in Landlord's reasonable opinion, would be obtained if the Index had not been discontinued or revised.

      c. Step Increase. The Base Rent shall be increased periodically to the amounts and at the times set forth in (P) 34.

      d. Rent Without Offset and Late Charge. All Rent shall be paid without prior demand or notice and without any deduction or offset whatsoever. All Rent shall be paid in lawful currency of the United States of America. Tenant acknowledges that late payment by Tenant to Landlord of any Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefor, if any Rent is not received by Landlord within five (5) days of its due date, Tenant

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            shall pay to Landlord a late charge equal to six percent (6%) of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent Rent or other sums, plus this late charge, shall bear interest from the due date thereof at the lesser of ten percent (10%) per annum or the maximum legal interest rate permitted by law. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter for the remainder of the Term hereof, Landlord may require Tenant to pay all future payments of Rent or other sums due by cashier's check.

      e. Prepaid Base Rent. Upon the execution of this Lease, Tenant shall pay to Landlord the Prepaid Base Rent set forth in (P) 1., and such Prepaid Base Rent shall be applied toward the Base Rent due for the first month of the Term for which Rent is due.

      f Rent. The term "Rent" as used in this Lease shall refer to Base Rent, Prepaid Base Rent, Real Property Taxes, Operating Expenses, Insurance Costs, repairs and maintenance costs, utilities, late charges and other similar charges payable by Tenant pursuant to this Lease either directly to Landlord or otherwise.

5.    OPERATING EXPENSES.

      a. Payment by Tenant. During the Term of this Lease, Tenant shall pay to Landlord, as additional Rent, on a monthly basis Tenant's Share of the Operating Expenses. To the extent that Operating Expenses are accounted for on a building by building basis, the Tenant's Share of Building shall apply. To the extent that Operating Expenses are accounted for on an overall Business Park basis, then Tenant's Share of Business Park shall apply.

      b Operating Expenses. The term "Operating Expenses" shall mean all expenses, costs and disbursements (not specifically excluded from the definition of Operating Expenses below) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, maintenance, repair and operation of the Business Park or any portion thereof (including all Buildings and Common Areas of the Business Park). Operating Expenses shall include, but not be limited to, the following:

            1) Wages and salaries of all employees engaged in the operation, maintenance and security of the Business Park, including taxes, insurance and benefits relating thereto; and the rental cost and overhead of any office and storage space used to provide such services.

            2) All supplies and materials used in the operation, repair or maintenance of the Business Park

            3) Cost of all utilities, including surcharges, for the Business Park, including the cost of water, power and lighting which are not separately billed to and paid for by Tenant.

            4) Cost of all maintenance and service agreements for the Business Park and the equipment thereon, including but not limited to, security services, exterior window cleaning, janitorial service, engineers, gardeners and trash removal services.

            5)    All Insurance Costs, as such term is defined in (P) 16.

            6) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to the other tenants of the Business Park).

            7) A reasonable management fee for the property management of the Business Park.

            8) The costs of any additional services not provided to the Business Park at the Commencement Date but thereafter provided by Landlord to all tenants in its management of the Business Park.

            9) The cost of any capital improvements to the Business Park or any part thereof which are made during the Term hereof amortized over the useful life of the improvement.

            10)   Real Property Taxes, as that term is defined in (P) 11.

            11) Assessments, dues and other amounts payable pursuant to the CC&R's described in (P) 7.c.

            12) All costs to maintain, repair and replace the heating, ventilation and air conditioning systems ("HVAC") serving the Building and/or the Premises, including the cost of maintenance contracts.

      c.    Operating Expenses shall not include:

            1)    Costs paid for directly by Tenant or other tenants;

                                      -4-
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            2)    Principal and interest payments on loans secured by deeds of trust recorded against the Business Park or the Building of which the Business Park is a part;

            3)    Real estate sales or leasing brokerage commissions;

            4) Executive salaries of off-site personnel employed by Landlord except for the charge (or prorata share) of the property manager of the Business Park;

            5) Leasing commissions, attorneys' fees, costs, disbursements and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating or improving space for tenants or other occupants or prospective tenants or other occupants of the Business Park;

            6) The cost of any service sold to any tenant (including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant;

            7)    Any depreciation on the Building or Business Park;

            8) Expenses in connection with services or other benefits of a type that are not provided to Tenant but which are provided another tenant or occupant of the Building or Business Park;

            9) Costs incurred due to Landlord's violation of any terms or conditions of this Lease or any other lease relating to the Building or Business Park;

            10) Overhead profit increments paid to Landlord's subsidiaries or affiliates for services on or to the Building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis;

            11) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

            12)   Advertising and promotional expenditures;

            13) Costs or repairs and other work occasioned by fire, windstorm or other casualty of an insurable nature to the extent covered by insurance;

            14) Management costs to the extent they exceed management costs charged for similar facilities in the area; or

            15) Costs for sculpture, paintings or other objects of art (nor insurance thereon or extraordinary security in connection therewith).

      d. Extraordinary Services. Tenant shall pay within ten (10) days of receipt of an invoice from Landlord the cost of additional or extraordinary services provided to Tenant and not paid or payable by Tenant pursuant to other provisions of this Lease.

      e. Impound. Landlord reserves the right, at Landlord's option, to estimate the annual cost of Operating Expenses performed by Landlord ("Projected Operating Expenses") and to require same to be paid in advance. Tenant shall pay to Landlord, monthly in advance as additional Rent, one-twelfth (1/12) of the Projected Operating Expenses.

      f.    Adjustment.

            1) Accounting. Within ninety (90) days (or as soon thereafter as possible) after the close of each calendar year or portion thereof of occupancy, Landlord shall provide Tenant a statement of such year's actual Operating Expenses compared to the Projected Operating Expenses. If the actual Operating Expenses are more than the Projected Operating Expenses then Tenant shall pay Landlord, within ten (10) days of receipt of a bill therefor, the difference. If the actual Operating Expenses are less than the Projected Operating Expenses, then Tenant shall receive a credit against future Operating Expenses payments equal to the difference; provided, that in the case of an overpayment for the final lease year of the Term, Landlord shall credit the difference against any sums due from Tenant to Landlord in accordance with the terms of this Lease; and if no sums are due and unpaid, shall promptly refund the net amount to Tenant.

            2) Tenant's Right to Audit. Within sixty (60) days after receipt of Landlord's statement setting forth actual Operating Expenses (the "Statement"), Tenant shall have the right to audit at Landlord's local offices, at Tenant's expense, Landlord's accounts and records relating to Operating Expenses. Such audit shall be conducted by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within thirty (30) days after the audit is concluded. In addition, if the Statement exceeds the actual Operating Expenses

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                  which should have been charged to Tenant by more than ten
                  percent (10%), the cost of the audit shall be paid by Landlord.

            3) Proration. Tenant's liability to pay Operating Expenses shall be prorated on the basis of a 365 (or 366, as the case may be) day year to account for any fractional portion of a year included at the commencement or expiration of the Term of this Lease.

            4) Survival. Landlord and Tenant's obligations to pay for or credit any increase or decrease in payments pursuant to this
                  (P) 5. shall survive this Lease.

      g. Failure to Pay. Failure of Tenant to pay any of the charges required to be paid under this (P) 5. shall constitute a material default and breach of this Lease and Landlord's remedies shall be as specified in (P) 21.

6. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit a security deposit ("Security Deposit") in the amount set forth in (P) 36. with Landlord. If Tenant is in default, Landlord can (but without any requirement to do so) use the Security Deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to restore the Security Deposit to its full amount. In no event will Tenant have the right to apply any part of the Security Deposit to any Rent due under this Lease. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the Base Rent as the initial Security Deposit bore to the initial Base Rent. If Tenant is not in default at the expiration or termination of this Lease and has fully complied with the provisions of (P) 9., (P) 13.d.6) and (P) 26., Landlord shall return the Security Deposit to Tenant.

7.    USE OF PREMISES

      a. Tenant's Use. Tenant shall use the Premises solely for the purposes stated in (P) 1. and for no other purposes without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises to the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises, except as provided in writing in this Lease. Tenant shall promptly comply with all laws, statutes, ordinances, orders and governmental regulations now or hereafter existing affecting the Premises. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Premises. Tenant will not perform any act or carry on any practices that may injure the Premises. Tenant shall not use the Premises for sleeping, washing clothes or the preparation, manufacture or mixing of anything that emits any objectionable odor, noises, vibrations or lights onto such other tenants, If, in Landlord's reasonable judgment, sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the Premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on or about the Premises. Tenant covenants that it will not interfere with other tenants' quiet enjoyment of their premises. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances or other governmental directives where such compliance is not related specifically to Tenant's use and occupancy of the Premises.

      b. Rules and Regulations. Tenant shall comply with and use the Premises in accordance with the Rules and Regulations attached hereto as Exhibit C and to any reasonable modifications to such Rules and
            ---------
            Regulations as Landlord may adopt from time to time. Notwithstanding the foregoing or anything to the contrary contained in this Lease, if any rule or regulation is in conflict with any term, covenant or condition of this Lease, this Lease shall prevail. In addition, no such rule or regulation, or any subsequent amendment thereto adopted by Landlord, shall in any way materially alter, reduce or adversely affect any of Tenant's rights or materially enlarge Tenant's obligations under this Lease.

      c. CC&R's. Tenant agrees that this Lease is subject and subordinate to the Covenants, Conditions and Restrictions, a copy of which is attached hereto as Exhibit D, as they may be amended from time to
                               ---------
            time ("CC&R's"), and further agrees that the CC&R's are an integral part of this Lease. Throughout the Term of any extension thereof, notwithstanding any other provision hereof, Tenant shall faithfully and timely comply with the CC&R's and any modifications or amendments thereto. The CC&R's may require the payment of periodic or special dues or assessments against the Premises, Such dues and assessments shall be included within the definition of Operating Expenses pursuant to (P) 5.b.11), and Tenant shall pay its pro rata share of such amounts as further set forth in (P) 5. Tenant shall hold Landlord, its subsidiaries, shareholders, directors, officers, agents and employees harmless and indemnify Landlord, its subsidiaries, shareholders, directors, officers, agents and employees against any loss, expense and damage, including attorneys' fees and costs, arising out of the failure of Tenant to comply with the CC&R's.

8.    EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE

      a.    Emissions. Tenant shall not:

            1) Knowingly permit any vehicle on the Premises or in the Commons Areas to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

            2) Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere or on, into or under the Premises, any building or other improvements of which the Premises are a part, or the ground or any body of water which matter. as reasonably determined by Landlord or any governmental entity to be in violation of law or regulation, and does or may pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely affect (a) the health or safety of persons, wherever located, whether on the Premises or anywhere else, (b) the condition, use or enjoyment of the Premises or any other real or personal property, whether on the Premises or anywhere else, or (c) the Premises or any of the improvements thereto including buildings, foundations, pipes, utility lines, landscaping or parking areas;

            3) Produce, or permit to be produced, any intense glare, light or heat in violation of law or regulations;

            4) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

            5) Create, or permit to be created, any vibration that is discernible outside the Premises; or

            6) Transmit, receive or permit to be transmitted or received from or to the Premises. any electromagnetic, microwave or other radiation which is or may be harmful or hazardous to any person or property in, or about the Premises, or anywhere else.

      b.    Storage and Use.

            1) Storage. Subject to the uses permitted and prohibited to Tenant under this Lease, Tenant shall store in appropriate leak proof containers all solid, liquid or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water would be in violation of law or regulation, and does or may
                  (a) pollute or contaminate the same, or (b) adversely affect the (i) health or safety of persons, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real or personal property, whether on the Premises or anywhere else, or (iii) Premises.

            2) Use. In addition, without Landlord's prior written consent, Tenant shall not use, store or permit to remain on or about the Premises any solid, liquid or gaseous matter which is, or may become dangerously radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will be detectable outside a designated storage area and Tenant shall use the materials in such a manner that (a) no real or personal property outside the designated storage area shall become contaminated thereby and
                  (b) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real or personal property thereon or therein, or (iii) Premises or any of the improvements thereto or thereon.

            3) Hazardous Materials. Subject to the uses permitted and prohibited to Tenant under this Lease, Tenant shall store, use, employ, transport and otherwise deal with all Hazardous Materials (as defined below) employed on or about the Premises in accordance with all federal, state. Or local law, ordinances, rules or regulations applicable to Hazardous Materials in connection with or respect to the Premises.

      c.    Disposal of Waste.

            1) Refuse Disposal. Tenant shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for storage or disposal of such materials in a clean and sanitary condition.

            2) Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (a) for the disposal of anything except sanitary sewage or (b) amounts in excess of the lesser of: (i) that reasonably contemplated by the uses permitted under this Lease or (ii) that permitted by any governmental entity. Tenant shall keep the sewage disposal system serving the Premises free of all obstructions and in good operating condition.

            3) Disposal of Other Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from the Premises in such a manner that it does not, and will not, violate any law or regulation, and adversely affect the (a) health or safety of persons, wherever located, whether on the Premises or elsewhere, (b) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else, or (c) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

      d. Information. Tenant shall provide Landlord with any and all information regarding Hazardous Materials in the Premises, including copies of all filings and reports to governmental entities at the time they are originated, and any other information requested by Landlord. In the event of any accident, spill or other incident involving Hazardous Materials, Tenant shall immediately report the same to Landlord and supply Landlord with all information and reports with respect to the same. All information described herein shall be provided to Landlord regardless of any claim by Tenant that it is confidential or privileged.

      e. Compliance with Law. Notwithstanding any other provision in this Lease to the contrary, Tenant shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements now or hereafter existing in complying with its obligations under this Lease, and in particular, relating to the storage, use and disposal of Hazardous Materials.

      f. Indemnity. Tenant hereby agrees to indemnify, defend and hold Landlord, its agents, employees. lenders, shareholders, directors, representatives, successors and assigns harmless from and against any and all actions, causes of action, losses, damages, costs, claims, expenses, penalties, obligations or liabilities of any kind whatsoever (including but not limited to reasonable attorneys' fees) arising out of or relating to any Hazardous Materials employed, used, transported across, or otherwise dealt with by Tenant (or invitees, or persons or entities under the control of Tenant) in connection with or with respect to the Premises and the Business Park. Notwithstanding any of the provisions of this Lease, the indemnity obligation of Tenant pursuant to this (P) 8.f. shall survive the termination of this Lease and shall relate to any occurrence as described in this (P) 8. occurring in connection with this Lease. Landlord hereby agrees to indemnify, defend and hold Tenant harmless from and against any and all actions, causes of action, losses, damages, costs, claims, expenses, penalties, obligations or liabilities of any kind whatsoever (including reasonable attorneys' fees) arising out of or relating to hazardous materials employed, used, transported to the Property, for which the Premises are a part thereof, by Landlord, its agents or employees. For purposes of this Lease the term "Hazardous Materials" shall mean any hazardous, toxic or dangerous waste, substance or material, pollutant or contaminant, as defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended, or the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), as amended, or any other federal, state, or local law, ordinance, rule or regulation applicable to the Premises, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous, or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCB's), or radon gas, urea formaldehyde, asbestos or lead.

9. SIGNS AND COMMUNICATIONS ANTENNAE. Tenant shall not place any sign or communications antennae upon or adjacent to the Premises, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to indicate Tenant's company name or logo provided such signs are in compliance with Landlord's standard sign criteria or install communications antennae used exclusively by Tenant provided such signs and/or communications antennae are in compliance with all applicable governmental requirements and the CC&R's, The installation of any sign or communications antennae on or adjacent to the Premises by or for Tenant shall be subject to the provisions of (P)
      13. (Repairs and Maintenance). Tenant shall remove any sign or communications antennae placed on or adjacent to the Premises by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises caused thereby, all at Tenant's expense. If any signs or communications antennae are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs or communications antennae and repair any damage or injury to the Premises at Tenant's sole cost and expense. Notwithstanding any other provision of this Lease to the contrary, Landlord reserves all rights to the use of the roof and the right to install and receive all revenues' from the installation of such other signs or communications antennae on the Premises, including the roof, as do not unreasonably interfere with the conduct of Tenant's business within the Premises.

10. PERSONAL PROPERTY TAXES. Tenant shall pay at least ten (10) days prior to delinquency all taxes assessed against and levied upon Tenant owned leasehold improvements, trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause its leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days prior to delinquency and otherwise after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11.   REAL PROPERTY TAXES

      a. Payment of Taxes. Landlord shall pay the Building's Real Property Taxes, as defined in (P) 11.c. during the Term of this Lease. Subject to (P) 11.b., Tenant shall promptly reimburse Landlord according to (P) 5. for Tenant's Share of Business Park of such Real Property Taxes paid by Landlord.

      b. Advance Payment. In. order to ensure payment when due and before delinquency of any or all Real Property Taxes, Landlord reserves the right, at Landlord's option, to estimate the current Real Property Taxes applicable to the Premises, and to require each installment of the Real Property Taxes to be paid in advance to Landlord by Tenant, either: (i) in a lump sum amount, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Landlord elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent, would provide a fund large enough to fully discharge before delinquency the estimated installment of Real Property Taxes to be paid. When the actual amount of the applicable tax bill is known, Landlord may, but is not required to, adjust the amount of such equal monthly advance payment so as to provide the funds needed to pay the applicable Real Property Taxes before delinquency. If the amounts paid to Landlord by Tenant under the provisions of this (P)
            11. are insufficient to discharge the obligations of Tenant to pay such Real Property Taxes as the same become due, Tenant shall pay to Landlord, upon Landlord's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Landlord under this (P) 11. may be intermingled with other moneys of Landlord and shall not bear interest. In the event of a breach by Tenant in the performance of the obligations of Tenant under this Lease, then any balance of funds paid to Landlord under the provisions of this (P)
            11. may, at the option of Landlord, be treated as an additional Security Deposit under (P) 6.

      c. Definition of "Real Property Taxes". As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax or other fee, charge, or excise which may be imposed as a substitute for any of the foregoing (other than inheritance, personal income or estate taxes) imposed upon the Business Park by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Landlord in the Business Park, Landlord's right to rent or other income therefrom, and/or Landlord's business of leasing the Business Park. The term "Real Property Taxes" shall also include any tax. fee. levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes to applicable law taking effect, during the Term of this Lease, including but not limited to a change in the ownership of the Business Park or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the parties hereto.

12. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord. of all charges jointly metered with other premises. Notwithstanding anything to the contrary contained in this Lease, Landlord shall use reasonable efforts to restore any service that becomes unavailable. Should Tenant be prevented from making reasonable use of the Premises for more than thirty (30) consecutive days because of Landlord's failure or inability to provide services as stated herein, Tenant shall be entitled to abate the rent for each consecutive day (after the thirty (30) day period).

13.   REPAIRS AND MAINTENANCE

      a. Landlord's Obligations. Landlord shall keep the Business Park, including the foundation, exterior walls, roof of the Building and Common Areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair subject to reimbursement by Tenant in accordance with (P) 5. There shall be no abatement of Rent or liability to Tenant on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to the Business Park or any part thereof. Notwithstanding anything to the contrary contained in this Lease, Landlord agrees as its obligation, under this Lease, to repair, maintain and replace as necessary the building structure, support structure, foundation, roof (structure and membrane), load bearing walls, plumbing, electrical, HVAC, elevator, building exterior and parking grounds subject to reimbursement pursuant to (P) 5.

      b.    Tenant's Obligations.

            1) General. Tenant shall, at Tenant's sole cost and expense and at all times, contract for janitorial services and supplies, keep the Premises in good order, condition and repair, including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fixtures, interior walls, ceilings, floors, windows, window frames, interior and exterior doors and door frames, plate glass and skylights. Tenant shall not cause or permit any Hazardous Material to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Tenant's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Tenant, or pertaining to or involving any Hazardous Materials and/or storage tank brought onto the Premises by or for Tenant or under its control. Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

            2) Contracts. Tenant shall, at Tenant's sole cost and expense, procure and maintain contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of heating, air conditioning and ventilation equipment, if any, servicing the Premises. Tenant shall keep a detailed preventative maintenance schedule and log showing the frequency of maintenance on all HVAC, mechanical, electrical and other systems servicing the Premises and provide Landlord with a copy of same quarterly.

            3) As-is Condition. Except as otherwise provided herein, the parties affirm that Landlord, its subsidiaries, officers, shareholders, directors, agents and/or employees have made no representations to Tenant respecting the condition of the Premises except as specifically stated herein.

            4) Americans with Disabilities Act. Tenant acknowledges that as of the Commencement Date. the Premises may not comply with the Americans with Disabilities Act of 1990 ("ADA"). and that Landlord shall have no obligation with respect to any such failure of the Premises to so comply Tenant shall, at its cost, at any time during the Term as required by any applicable governmental agency having jurisdiction over the Premises, make such modifications and alterations to the Premises as may be required in order to fully comply with the provisions of the ADA, as from time to time amended, and any and all regulations issued pursuant to or in connection with the ADA in such a manner as to satisfy the applicable governmental agency or agencies requiring remediation. Tenant shall at least thirty (30) days prior to the commencement of any construction in connection with satisfaction of the ADA, give written notice to Landlord of its intended commencement of construction together with sufficient details so as to reasonably disclose to Landlord the nature of the proposed construction, copies of any notices received by Tenant from applicable governmental agencies in connection with the ADA and such other documents or information as Landlord may reasonably request. In any event, notwithstanding anything to the contrary contained in this Lease, prior to the termination of the Term, Tenant shall, at its Cost, make such modifications and alterations to the Premises as may be required to comply fully with the ADA as from time to time amended and any and all regulations issued thereunder. Tenant shall give the Landlord thirty (30) days prior written notice as described above in connection with any such construction. Any and all construction required to so comply with the ADA shall be completed by Tenant prior to the expiration of the Term.

      c. Compliance with Governmental Regulations. Tenant shall, at its own cost and expense, promptly and properly observe and comply with all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including but not limited to state, municipal. county and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises. Tenant shall also comply with all such rules, laws, ordinances and requirements at the time Tenant makes any alteration, addition or change to the Premises Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances or other governmental directives where such compliance is not related specifically to Tenant's use and occupancy of the Premises.

      d.    Miscellaneous.

            1) Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances and rules of any public authority relating to their respective maintenance obligations as set forth herein.

            2) Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises and the Business Park in good order, condition and repair, Specifically, Tenant waives the provisions of California Civil Code Sections 1941 and 1942 with respect to Landlord's obligations for Tenant tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs from Rent.

            3) Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord or Landlord's structural engineer.

            4) Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever o by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord making any repairs or changes which Landlord is required to make or is permitted to make by this Lease or by any tenant's lease or is required by law to make in or to any portion of the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

            5) Tenant shall give Landlord prompt notice of any damage to or defective condition in any part or appurtenance of the Premises' mechanical, electrical, plumbing, HVAC or other systems serving, located in or passing through the Premises. Upon request by Landlord, Tenant shall provide Landlord with evidence reasonably acceptable to Landlord of a service contract on the HVAC systems.

            6) Upon the expiration or early termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment shall be repaired by Tenant prior to the end of the Term at Tenant's expense.

            7) Landlord may, at Landlord's option, choose to perform any of the Tenant's obligations in this (P) 13 The cost of any such Tenant's obligations so performed by Landlord shall be at Tenant's sole cost and expense. Tenant shall reimburse Landlord for any such COSTS incurred by Landlord in the performance of such Tenant's obligations within thirty (30) days of receipt of a billing from Landlord.

14. ALTERATIONS. Tenant shall not make any alterations to the Premises or the Business Park without Landlord's prior written consent which shall not be unreasonably withheld. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. All alterations made by Tenant, whether or not subject to the approval of Landlord, shall be performed by Tenant and its contractors in a first class workmanlike manner and permits and inspections shall be obtained from all required governmental entities. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within thirty (30) days before or thirty (30) days after expiration of the Term, elect to require Tenant to remove some or all of the alterations which Tenant may have made to the Premises. If Landlord so elects, Tenant shall at its own cost restore the Premises to the condition designated by Landlord in its election, before the last day of the Term or within thirty
      (30) days after notice of its election is given, whichever is later. Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations. shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. Tenant shall pay all costs for such construction and shall keep the Premises free and clear of all mechanics' liens which may result from construction by Tenant. Notwithstanding anything in this Lease to the contrary:

      a. Tenant shall not be required to remove any improvement or fixture installed by Tenant in, on or about the Premises pursuant to Tenant's repair obligation under this Lease, and Tenant shall not be required to remove any alterations, improvements, additions or utility installations for which Tenant has obtained Landlord's consent, unless Landlord has indicated, at the time of granting such consent, that such removal will be required.

      b. Tenant shall be entitled to remove Tenant's furniture, equipment, trade fixtures and other personal property at the expiration of the term, provided Tenant repairs all damages caused by such removal.

      c. Tenant shall be entitled to make alterations and utility installations in, on, under or about the Premises without consent of Landlord, so long as the cost of such alteration or utility installation does not (i) exceed the sum of $2,500; (ii) affect the structural or exterior portions of the Building or adversely affect the Building electrical, plumbing or HVAC systems; or (iii) involve the removal or relocation of any walls. Tenant shall, however, provide Landlord fifteen (15) days prior advance written notice and copies of a description of the alteration along with building permit plans(s) and specifications to enable Landlord to post any desired notices of non-responsibility.

15. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause, except for damages resulting from Landlord's gross negligence or willful misconduct, and Tenant waives all claims against Landlord for damage to persons or property arising for any reason, except for damage resulting directly from Landlord's breach of its express obligations under this Lease which Landlord has not cured within a reasonable time after written notice of such breach from Tenant. Tenant shall indemnify and hold Landlord harmless from all damages including attorneys' fees and costs arising out of any damage to any person or property occurring in, on or about the Premises or Tenant's use of the Premises or Tenant's breach of any term of this Lease.

16.   INSURANCE

      a. Payment For Insurance. Regardless of whether the Landlord or Tenant is the Insuring Party, Tenant shall pay its proportionate share of all insurance required under this (P) 16. ("Insurance Costs") either directly or by reimbursement to Landlord as specified in this (P)
            16. Premiums for policy periods commencing prior to or extending beyond the Lease Term shall be prorated to correspond to the Lease Term. Payment shall be made by Tenant to Landlord within thirty (30) days following receipt of an invoice for any amount due.

      b.    Liability Insurance.

            1) Carried by Tenant. Whether or not Tenant is the Insuring Party, Tenant shall obtain and keep in force during the Term of this Lease a commercial general liability policy of insurance protecting Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an "Additional Insured-Managers or Landlords of Premises" endorsement and contain an "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance to be carried by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord. whose insurance shall be considered excess insurance only. All insurance coverage required pursuant to this (P) 16. which is to name Landlord as a named insured shall also name Landlord's subsidiaries, directors, agents, officers and employees as named insureds.

            2) Carried by Landlord. In the event Landlord is the Insuring Party Landlord shall also maintain liability insurance as described in (P) 16.b.1), in addition to, and not in lieu of the insurance required to be maintained by Tenant. In the event Tenant is the Insuring Party, Landlord shall in addition carry Landlord's Risk Coverage and insure the Premises on Landlord's umbrella policy and Tenant shall reimburse Landlord the cost thereof. Tenant shall not be named as an additional insured therein under any insurance obtained by Landlord in accordance with this (P) 16.b.2).

      c.    Property Insurance - Building, Improvements and Rental Value.

            1) Building and Improvements. The Insuring Party shall obtain and keep in force during the Term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Business Park ("Lender(s)"), insuring loss or damage to the Business Park. The amount of such insurance shall be equal to the full replacement cost of the Business Park, as the same shall exist from time to time, or the amount required by Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Such policy or policies shall insure against all risks of direct physical loss or damage (including Boiler and Machinery coverage and the perils of flood and earthquake) (if available at a commercially reasonable cost), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Business Park required to be demolished shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Business Park is located. If such insurance coverage has a deductible clause, then Tenant shall be liable for its proportionate share of such deductible amount not to exceed $10,000.00. Even if Landlord is the Insuring Party, Tenant's personal property shall be insured by Tenant under (P) 16.d. rather than by Landlord.

            2) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Landlord, with loss payable to Landlord and Lender(s), insuring the loss of the full rental and other charges payable by Tenant to Landlord under this Lease for one (1) year (including all Real Property Taxes, Insurance Costs and any scheduled Rent increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss, Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent, Real Property Taxes, Insurance Costs and other expenses, if any, otherwise payable by Tenant, for the next twelve (12) month period. Tenant shall be liable for any deductible amount in the event of such loss.

            3) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, the Tenant shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

            4) Tenant's Improvements. If the Landlord is the Insuring Party, the Landlord shall not be required to insure Tenant's personal property and leasehold improvements unless the item in question has become the property of Landlord under the terms of this Lease. If Tenant is the Insuring Party, the policy carried by Tenant under this (P) 16.c. shall insure Tenant's personal property and leasehold improvements.

      d. Tenant's Property Insurance. Subject to the requirements of (P) 16.e., Tenant at its cost shall either by separate policy, or at Landlord's option, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property and Tenant owned leasehold improvements in, on or about the Premises similar in coverage to that carried by the Insuring Party under (P) 16.c. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property or the restoration of Tenant owned leasehold improvements. Tenant shall be the Insuring Party with respect to the insurance required by this (P) 16.d. and shall provide Landlord with written evidence that such insurance is in force.

      e. Insurance Policies. If Tenant is the Insuring Party, insurance required per this (P) 16. shall be with companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A- X, or such other minimal rating as may be required by Lender(s) as set forth in the most current issue of "Best's Insurance Guide." Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this
            (P) 16. If Tenant is the Insuring Party, Tenant shall cause to be delivered to Landlord certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Landlord. Tenant shall at least thirty (30) days prior to the expiration of such policies, furnish Landlord with evidence of renewals or "insurance binders" evidencing renewal thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this
            (P) 16., the other Party may, but shall not be required to, procure and maintain the same, but at Tenant's expense.

      f. Mutual Waiver. Notwithstanding anything to the contrary contained in this Lease, to the extent that this release and waiver does not invalidate or impair their respective insurance policies, the parties hereto release each other and their respective agents, employees, officers, directors, shareholders, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against pursuant to the provisions of this Lease without regard to the negligence or willful misconduct of the parties so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional costs after reasonable notice, then the party obtaining such insurance shall promptly notify the other party of the inability to obtain insurance coverage with the waiver of subrogation.

17.   DAMAGE AND DESTRUCTION

      a. Damage - Restoration Required. In the event that the Building containing the Premises is damaged by fire or other casualty which is covered under insurance pursuant to the provisions of (P) 16. above, Landlord shall restore such damage provided that: (i) the destruction of the Building containing the Premises does not exceed sixty percent (60%) of the then replacement value of the Building containing the Premises; (ii) the insurance proceeds are available (inclusive of any deductible amounts) to pay one hundred percent (100%) of the cost of restoration; and (iii) in the reasonable judgment of Landlord, the restoration can be completed within two hundred and seventy (270) days after the date of the damage or casualty under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction. The pro rata portion of the deductible amount of any insurance coverage for damage to the Premises shall be paid by Tenant. If such conditions apply so as to require Landlord to restore such damage pursuant to this (P) 17.a., this Lease shall continue in full force and effect, unless otherwise agreed to in writing by Landlord and Tenant. Tenant shall be entitled to a proportionate reduction of Rent while such restoration takes place, such proportionate reduction to be based on the extent to which the damage and restoration efforts interfere with Tenant's business in the Premises. Tenant's right to a reduction of Rent hereunder shall be Tenant's sole and exclusive remedy in connection with any such damage.

      b. Damage - Restoration Not Required. In the event that the Building containing the Premises is damaged by a fire or other casualty and Landlord is not required to restore such damage in accordance with the provisions of (P) 17.a. immediately above, Landlord shall have the option to either (i) repair or restore such damage, with the Lease continuing in full force and effect, but Rent to be proportionately abated as provided in (P) 17.a. above; or (ii) give notice to Tenant at any time within thirty (30) days after the occurrence of such damage terminating this Lease as of a date to be specified in such notice which date shall not be less than thirty
            (30) nor more than sixty (60) days after the date on which such notice of termination is given. In the event of the giving of such notice of termination, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by any proportionate reduction in Rent as provided for in (P) 17.a. above, shall be paid to the date of such termination. Notwithstanding the foregoing, if Tenant delivers to Landlord the funds necessary to make up the shortage (or absence) in insurance proceeds and the restoration can be completed in a two hundred seventy (270) day period, as reasonably determined by Landlord, and the destruction of the

            Building containing the Premises does not exceed sixty percent (60%) of the then replacement value, Landlord shall restore the Premises as provided in (P) 17.a. above.

      c. End of Term Casualty. Notwithstanding the provisions of (P) 17.a. and (P) 17.b. above, either Landlord or Tenant may terminate this Lease if the Building containing the Premises is damaged by fire or other casualty, Landlord's reasonably estimated cost of restoration of the Building containing the Premises exceeds ten percent (10%) of the then replacement value of the Building containing the Premise's and such damage or casualty occurs during the last twelve (12) months of the Term of this Lease (or the Term of any renewal option, if applicable) by giving the other notice thereof at any time within thirty (30) days following the occurrence of such damage or casualty. Such notice shall specify the date of such termination which date shall not be less than thirty (30) nor more than sixty
            (60) days following the date on which such notice of termination is given. In the event of the giving of such notice of termination, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the Rent shall be paid to the date of such termination.

      d. Termination by Tenant. In the event that the destruction to the Building containing the Premises cannot be restored as required herein under applicable laws and regulations within two hundred ten
            (210) days of the damage or casualty, notwithstanding the availability of insurance proceeds, Tenant shall have the right to terminate this Lease by giving the Landlord notice thereof within thirty (30) days of date of the occurrence of such casualty specifying the date of termination which shall not be less than thirty (30) days nor more than sixty (60) days following the date on which such notice of termination is given. In the event of the giving of such notice of termination, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by any proportionate reduction in Rent as provided for in (P) 17a. above, shall be paid to the date of such termination.

      e. Restoration. Landlord agrees that, in any case in which Landlord is required to, or otherwise agrees to restore the Building containing the Premises, Landlord shall proceed with due diligence to make all appropriate claims and applications for the proceeds of insurance and to apply for and obtain all permits necessary for the restoration of the Building containing the Premises. Landlord shall use reasonable efforts to enforce any and all provisions in any mortgage, deed of trust or other encumbrance on the Building containing the Premises requiring Landlord and Lender to permit insurance proceeds to be used for restoration. Landlord shall restore the Premises at least equal to the condition existing prior to the date of the damage if permitted by applicable law. Landlord shall not be required to restore alterations made by Tenant, Tenant's improvements, Tenant's trade fixtures and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore provided, however, that Landlord shall, to the extent of available insurance proceeds, restore Tenant Improvements to the Premises made by Tenant such as interior offices, lab and production improvements and other like improvements.

      f. Waiver. Tenant waives the provisions of Civil Code (S) 1932(2) and Civil Code (S) 1933(4) with respect to any destruction of the Premises.

18.   CONDEMNATION

      a. Definitions. The following definitions shall apply: (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor, or (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation; and (4) "Condemnor" means any public or quasi-public authority, or. private corporation or individual, having power of Condemnation.

      b. Obligations to be Governed by Lease. If during the Term of the Lease there is any taking of all or any part of the Building containing the Premises, the rights and obligations of the parties shall be determined strictly pursuant to this Lease. Each party waives the provisions of Code of Civil Procedure (S) 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial condemnation of the Premises.

      c Total or Partial Taking. If the Building containing the Premises are totally taken by Condemnation, this Lease shall terminate on the Date of Taking. If any portion of the Building containing the Premises is taken by Condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and extent of the Condemnation have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by Condemnation and this Lease remains in full force and effect, on the Date of Taking the Base Rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the Date of Taking. Any Award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of

            Landlord, whether such Award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenant's trade fixtures.

19.   ASSIGNMENT OR SUBLEASE

      a. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least fifty percent (50%) of the value of the assets of Tenant shall be deemed a voluntary assignment. Notwithstanding the sentence immediately above, if the Tenant is a corporation, the Tenant shall be entitled to assign this Lease without Landlord's prior written consent to: (i) a successor corporation related to Tenant by merger consolidation or non-bankruptcy reorganization, provided that the surviving Corporation in connection with any such assignment shall have a minimum net worth as of the date of the assignment at least equal to that of Tenant immediately prior to completion of the subject merger, consolidation or reorganization, (ii) a purchaser of substantially all of Tenant's assets, provided that immediately following such purchase, such purchaser shall have a net worth at least equal to that of Tenant immediately prior to the completion of the subject purchase, or (iii) a sale or transfer of a controlling percentage of the capital stock of Tenant if (1) such sale or transfer occurs in direct connection with any bona fide financing for the benefit of Tenant or (2) at such time Tenant becomes a publicly traded corporation (a transferee described in (i), (ii) or (iii) shall be referred to as a "Permitted Transferee"). In connection with any assignment as described in the sentence immediately above, Landlord shall be entitled to require an increase in the Security Deposit to the extent that such increase should be commercially reasonable in Landlord's reasonable discretion given the financial condition of Tenant and the assignee following such event. Tenant shall give Landlord at least sixty (60) days prior written notice of any intended transfer to a Permitted Transferee and in connection with such transfer shall provide to Landlord copies of any documents or other information as Landlord may reasonably request. Unless otherwise expressly agreed in writing by Landlord, no assignment shall relieve Tenant of any of its obligations pursuant to this Lease. All Rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease applicable to the portion of the Premises subleased, after deducting therefrom the commercially reasonable brokerage commissions, moving allowance to subtenants, Tenant Improvements made at request of subtenants and attorneys' fees incurred by Tenant in negotiating and documenting the sublease, shall be deemed "Bonus Rent" and 75% of the Bonus Rent shall be promptly paid to Landlord or, as the case may be, 75% of any sums (determined in the same manner as Bonus Rent) to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be promptly paid to Landlord. There shall be no deemed "Bonus Rent" in the event of a Permitted Transfer. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, an amount equal to Landlord's reasonable attorneys' fees and costs incurred in connection with such request. Each request for consent to an assignment or subletting shall be in writing, and shall be accompanied by information as may be relevant to Landlord's determination as to the financial and operational responsibility and stability of the proposed assignee or sublessee and the appropriateness of the proposed use by such assignee or sublessee. Such information shall include a summary of the proposed use of, and any proposed modifications to, the Premises. Tenant shall provide Landlord with such other or additional information and/or documentation as may reasonably be requested by Landlord. Tenant shall, upon completion of any assignment or subletting of all or any portion of the Premises, immediately and irrevocably assign to Landlord as security for Tenant's obligations under the Lease. all Rent from any such subletting or assignment. Upon a default by Tenant, Landlord, as assignee and attorney in fact for Tenant, shall have the right to collect all rent and other revenues collectable pursuant to any such sublet or assignment and apply such rent and other revenues towards Tenant's obligations under the Lease.

      b. No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:
            (a) if Tenant is or becomes bankrupt or insolvent, makes 1 an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease: or (c) if in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

      c. Notwithstanding any other provision of this Lease to the contrary, in any event where Landlord's consent is required for (i) assignment or (ii) sublease of more than 50% of the Premises, Landlord may, at its option, elect to terminate the Lease instead of approving the requested assignment or sublease. Should Landlord so elect to terminate this Lease, all of the obligations of the parties thereunder shall terminate on the later of sixty (60) days following Landlord's notice to Tenant of its election hereunder, or the effective date of the proposed assignment or subletting sought by the Tenant, but in no event later than one hundred twenty (120) days following the date of Landlord's election under this (P) 19.c. At the time of termination, all obligations of both parties hereunder shall terminate as to obligations thereafter accruing except as otherwise expressly provided in this Lease.

20. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant: (a) a failure of Tenant to pay Rent within ten (10) days of its due date; (b) abandonment of the Premises; or (c) failure to timely perform any other provision of this Lease where such failure continues for a period in excess of thirty days following notice of such failure, provided however, that if the nature of such failure is such that it cannot reasonably be cured within thirty days, then Tenant shall not be in default if Tenant commences to cure such failure within thirty days and thereafter diligently prosecutes the cure to completion. Tenant shall give written notice to Landlord of any default by Landlord of its obligations pursuant to this Lease asserted by Tenant (with a copy of such notice to any lender ("Lender") against the Premises). Landlord and Landlord's Lender shall be afforded a reasonable opportunity to cure any claimed default by Landlord and Landlord shall not be considered in default so long as Landlord (or Landlord's Lender) commences such cure within a reasonable period of time and thereafter, continues to attempt to complete such cure. Landlord, from time to time, shall provide Tenant with the name and address of its Lender.

21. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law):

      a. Landlord may continue this Lease in full force and effect, and this Lease will continue in effect so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet the Premises, or any part of the Premises, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord reasonably incurs in reletting the Premises, including without limitation, brokers' commissions, reasonable expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining Term of this Lease. Tenant shall pay to Landlord the Rent due under this Lease on the dates the Rent is due, less the Rent Landlord receives from any reletting. No act by Landlord allowed by this (P) 21.a. shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease After Tenant's default and for so long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to such a proposed assignment or subletting shall not be unreasonably withheld. If Landlord elects to relet the Premises as provided in this (P) 21.a., Rent that Landlord receives from reletting shall be applied to the payment of: first, any indebtedness from Tenant to Landlord other than Rent due from Tenant; second, all costs, including for maintenance incurred by Landlord in reletting; and third, Rent due and unpaid under this Lease. After deducting the payments referred to in this (P) 21.a., any sum remaining from the Rent Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord. in addition to the remaining Rent due, all costs including for maintenance Landlord incurred in reletting that remain after applying the Rent received from the reletting as provided In this
            (P) 21.a.; and

      b. Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving express written notice thereof to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) the Worth of the unpaid Rent that had been earned at the time of termination of Tenant's right to possession: (2) the Worth of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; (3) the Worth of the amount of the unpaid Rent that would have been earned after the award throughout the remaining Term of the Lease to the extent such unpaid Rent exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; and (4) any other amount including but not limited to, reasonable expenses incurred to relet the Premises, court costs, attorneys' fees and collection costs necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The "Worth", as used above in (1) and (2) in this (P) 21.b. is to be computed by allowing interest at the lesser of 18 percent per annum or the maximum legal interest rate permitted by law. The "Worth", as used above in (3) in this (P) 21.b., is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%)

22. ENTRY OF PREMISES. Landlord and/or its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make any restoration to the Premises that Landlord has the right or obligation to perform: (c) to post "for sale" signs at any time during the Term, or to post "for rent" or "for lease" signs during the last one hundred eighty (180) days of the Term or during any period while Tenant is in default; (d) to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in leasing or purchasing the Premises. at any time during the Term; or (e) to repair, maintain or improve the Premises and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises or to unreasonably interfere with Tenant's use of the Premises and to do any other act or thing necessary for the safety or preservation of the Premises. Landlord shall not be liable in any manner for any inconvenience, disturbance loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this (P)
      22. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any rights reserved in this (P) 22. Landlord shall conduct its activities on the Premises as provided herein in a commercially reasonable manner that will lessen the inconvenience, annoyance or disturbance to Tenant. Notwithstanding the provisions of this
      (P) 22., Landlord shall provide Tenant with at least 24 hours prior actual notice before entering the Premises except that in the event of an emergency, the determination of which shall require Landlord to be reasonable. Landlord shall use its best efforts to provide Tenant with notice reasonable in such situation prior to performing any affirmative duty or obligation of Tenant. In the event of any entry by Landlord onto the Premises, Landlord shall use its best efforts not to interfere with the conduct of Tenant's business.

23.   SUBORDINATION

      a. Automatic Subordination. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or Landlord's Lender, this Lease shall be subject and subordinate at all times to (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises, (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed affecting the Premises, and (iii) the lien of any mortgage or deed of trust which may hereafter be executed in any amount for which the Premises, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest (including without limitation to Lender) to Landlord ("Successor"). In connection with any such termination of a ground lease or underlying lease or any foreclosure or conveyance in lieu of foreclosure made in connection with any mortgage or deed of trust, then so long as Tenant is not in default pursuant to this Lease, Tenant shall not be disturbed in its possession of the Premises or in the enjoyment of its rights pursuant to this Lease during the Term of this Lease or any extension or renewal thereof. Notwithstanding any subordination of this Lease to the lien of any mortgage or deed of trust, the Lender, at any time shall be entitled to subordinate the lien of its mortgage or deed of trust to this Lease by filing a notice of subordination in the County in which the Premises are located, and Lender shall agree in connection with any such filing, that Tenant shall not be disturbed in its possession of the Premises so long as Tenant is not in default pursuant to this Lease. In connection with any such filing, Tenant shall be obligated to attorn to and to become a Tenant of any Successor.

      b. Additional Subordination. From time to time at the request of Landlord, Tenant covenants and agrees to execute and deliver within ten (10) days following the date of written request from Landlord, documents evidencing the priority or subordination of this Lease with respect to any ground lease or underlying lease or the lien of any mortgage or deed of trust in connection with the Premises. Any and all such documents shall be in such form as is reasonably acceptable to the Lender(s). Any subordination agreement so requested by Landlord shall provide for Tenant to attorn to the Successor and shall further provide that Tenant shall not be disturbed in its possession of the Premises or in the enjoyment of its rights pursuant to this Lease so long as Tenant is not in default with respect to its obligations pursuant to the Lease. Any such Subordination, Non-disturbance and Attornment Agreement shall be recorded in the official records of the office of the County Recorder in the County in which the Premises is located.

      c. Notice from Lender. Tenant shall be entitled to rely upon any notice given by a Lender in connection with the Premises requesting that Tenant make all future Rent payments to such Lender, and Tenant shall not be liable to Landlord for any payment made to such Lender in accordance with such notice. Notwithstanding any provision to the contrary of this Lease, a Successor shall not be (i) obligated to recognize the payment of Rent for a period of more than one month in advance; (ii) responsible for liabilities accrued pursuant to this Lease prior to the date ("Succession Date" ) upon which the Successor becomes the "Landlord" hereunder; (iii) responsible to cure defaults of the Landlord pursuant to this Lease existing as of the Succession Date, except for defaults of a continuing nature of which Successor received notice (as provided in Paragraph 20) and in. respect of which Tenant afforded Successor a reasonable cure period following such notice; (iv) responsible for any Security Deposit delivered by Tenant pursuant to this Lease not actually received by the Successor; or (v) bound by any execution, modification, termination or extension of this Lease or any grant of a purchase option or right of first refusal or any other action taken by the Landlord pursuant to this Lease, except in accordance with the provisions of that certain Absolute Assignment of Leases and Rents executed by Landlord in favor of Lender.

24. ESTOPPEL CERTIFICATE; TENANT FINANCIAL STATEMENTS. Tenant, at any time and from time to time, upon not less than ten (10) days written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any existing or prospective purchaser, ground lessor or mortgagee of any part of the Premises, a certificate of Tenant stating: (a) that Tenant has accepted the Premises, (or, if Tenant has not done so, Tenant has not accepted the Premises and specifying the reasons therefor); (b) the Commencement and Expiration Dates of this Lease; (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications); (d) whether or not to the best of Tenant's knowledge there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same); (e) whether or not to the best of Tenant's knowledge there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same); (f) the dates, if any, to which the Rent and other charges under this Lease have been paid; (g) whether or not there are Rent increases during the Lease Term and if so the amount of same; (h) whether or not the Lease contains any options or rights of first offer or first refusal; (i) the amount of any Security Deposit or other sums due Tenant; (j) the current notice address for Tenant; and (k) any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this (P) 24. may be relied upon by Landlord and any existing or prospective purchaser, ground lessor or mortgagee of the Building containing the Premises. Tenant agrees, at any time upon request by Landlord, to deliver to Landlord the most recent quarterly current financial statements of Tenant with an opinion from a certified public accountant, if available, including a balance sheet and profit and loss statement for the most recent prior three years, all prepared in accordance with generally accepted accounting principles consistently applied; Landlord agrees to hold such financial statements confidential and to share them only with prospective lenders and purchasers of the Business Park. Other than for prospective lenders and purchasers, Landlord shall not request financial statements more often than twice in any calendar year.

25. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provision of the Lease.

26. SURRENDER OF PREMISES. Upon expiration of the Term, Tenant shall surrender to Landlord the Premises and all tenant improvements and alterations in the same condition as existed at the commencement date of the Old Lease (as defined below), except for ordinary wear and tear and alterations which Tenant has the right or is obligated to remove under the provisions of (P) 14. herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the Term, including, for example, restoring all wall surfaces to their condition as of the commencement date of the Old Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the Term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal and disposal of Tenant's personal property.

27. HOLDOVER. If Tenant with Landlord's consent remains in possession of the Premises after expiration of the Term or after the date in any notice given by Landlord to Tenant terminating this Lease pursuant to (P) 17.
      or (P) 18., such possession by Tenant shall be deemed to be a month to month tenancy cancelable by either party on thirty (30) days written notice given at any time by either party and all provisions of this Lease, except those pertaining to Term, renewal options and Base Rent, shall apply and Tenant shall thereafter pay monthly Base Rent computed on a per-month basis, for each month or part thereof (without reduction for any partial month) that Tenant remains in possession, in an amount equal to one hundred fifty percent (150%) of the Base Rent that was in effect for the last full calendar month immediately preceding expiration of the Term.

      If Tenant holds over after the expiration or earlier termination of the Term hereof, without the consent of Landlord, Tenant shall become a Tenant at sufferance only with a continuing obligation to pay Rent provided that the Base Rent shall be one hundred fifty percent (150%) of the Base Rent that was in effect for the last full calendar month immediately preceding expiration of the Term for the first thirty (30) days of such holdover, and two hundred percent (200%) of such Base Rent thereafter during the pendency of such holdover. Acceptance by Landlord of Rent after expiration or earlier termination of the Term shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this (P) 27 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability arising out of such failure, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender. No provision of this (P) 27 shall be construed as implied consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon expiration or other termination of this Lease. The provisions of this (P) 27 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law.

28. NOTICES. All notices, demands, or other communications required or contemplated under this Lease, including any notice delivered to Tenant by the Lender, shall be in writing and shall be deemed to have been duly given 48 hours from the time of mailing if mailed by registered or certified mail, return receipt requested, postage prepaid, or 24 hours from the time of shipping by overnight carrier, or the actual time of delivery if delivered by personal service to the parties at the addresses specified in (P) 1. Either Tenant or Landlord may change the address to which notices are to be given to such party hereunder by giving written notice of such change of address to the other in accordance with the notice provisions hereof.

29.   COMMENCEMENT DATE:

      a. Temporary Premises: The term of the Lease as to the Temporary Premises ("Temporary Premises Commencement Date") will commence upon Landlord's substantial completion of Landlord's Tenant Improvements, as evidenced by a temporary or permanent certificate of occupancy if such is issued by the city of Mountain View, and delivery of possession of the Premises to Tenant. Landlord will attempt to give Tenant seven (7) days advance notice of the Commencement Date.

      b. Original Premises: The term of the Lease as to the Original Premises ("Original Premises Commencement Date") will commence on the same day as the Temporary Premises Commencement Date. Effective with the Original Premises Commencement Date, that certain lease (the "Old Lease") dated 2/23/98 by and between Limar Realty Corp. #17 as successor in interest to 2400 Charleston Associates, LLC, and Docent, Inc. for 2444 Charleston Road, Mountain View, California is terminated except for any obligations and liabilities which are accrued but unsatisfied as of said date. Upon the written request of Landlord, the parties hereto agree to execute a separate Lease Termination Agreement to further document the termination of the Old Lease.

      c. Expansion Premises: The term of the Lease as to the Expansion Premises ("Expansion Premises Commencement Date") will commence on the day following substantial vacation of the Expansion Premises by the existing tenant (Optimal) and delivery of possession of the Premises to Tenant. Landlord will attempt to give Tenant seven (7) days advance notice of the Commencement Date. If the Expansion Premises is not delivered by August 1, 2000, then the Initial Base Rental for the Temporary Premises shall be reduced to $25,200 per month effective August 1, 2000.

30.   EXPIRATION DATE:

      a. Temporary Premises: The term of the Lease as to the Temporary Premises will expire on the last day of the calendar month in which the space is fully vacated by Tenant in conformity with the provisions of (P) 26. above.

      b. Original Premises: The term of the Lease as to the Original Premises will expire on May 31, 2005

      c. Expansion Premises: The term of the Lease as to the Expansion Premises will expire on May 31, 2005.

31. TENANT'S SHARE OF BUILDING. Tenant's Share of Building shall at any given time be the sum of the Tenant Share of Building for any and all premises for which the Lease for the Premises is in effect using the percentages given below.

                                 Building Share                             Business Park Share
                                 --------------                             -------------------
      a.    Temporary Premises:  100.00% (12,000 sq. ft. / 12,000 sq. ft.)  10.08% (12,000 sq. ft. / 119,080 sq. ft.)

      b.    Original Premises:   46.92% (12,200 sq. ft. / 26,000 sq. ft.)   10.25% (12,200 sq. ft. / 119,080 sq. ft.)

      c.    Expansion Premises:  53.08% (13,800 sq. ft. / 26,000 sq. ft.)   11.59% (13,800 sq. ft. / 119,080 sq. ft.)

32. TENANT'S NUMBER OF NON-RESERVED PARKING SPACES. Tenant's Share of Parking Spaces shall at any given time be the sum of the parking allowed below as to that portion of the Premises for which the Lease is in effect:

      a.    Temporary Premises:  46 spaces.

      b.    Original Premises:   42 spaces.

      c.    Expansion Premises:  53 spaces.

33. INITIAL BASE RENT. The initial monthly base rent for each respective portion of the Premises is as follows:

      a.    Temporary Premises = $30,000.00 per month.

      b.    Original Premises =  $23,427.66 per month.

      c.    Expansion Premises = $28,980.00 per month.

34.   BASE RENT ADJUSTMENT.

      a. Temporary Premises: NONE, unless the Temporary Premises Expiration Date is on or after 1/1/2001 in which case, effective 1/1/2001 and each January 1 thereafter, the monthly Base Rent for the Temporary Premises will increase by four percent (4%).

      b.    Original Premises:

            1) As to the following adjustment dates: 4/1/00, 4/1/01, 4/1/02 and 4/1/03, the cost of living provisions of (P) 4.b. apply using the CPI Index for the CMSA of San Francisco-Oakland and the annual floor limit ("Floor Limit") shall be an increase of two percent (2%) and the annual ceiling limit ("Ceiling Limit") shall be an increase of five percent (5%).

            2) The Base Rent for the Original Premises shall be further adjusted as follows:

                          Effective 10/1/03: $28,818.84 per month (12,200
                          rentable square feet x $2.3622)

                          Effective 1/1/04: $29,971.74 per month (12,200
                          rentable square feet x $2.4567)

                          Effective 1/1/05: $31,171.00 per month (12,200
                          rentable square feet x $2.5550)

      c. Expansion Premises: The Base Rent for the Expansion Premises shall be adjusted as follows:

                          Effective 1/1/01: $30,139.20 per month (13,800
                          rentable square feet @ $2.1840)

                          Effective 1/1/02: $31,345.32 per month (13,800
                          rentable square feet @ $2.2714)

                          Effective 1/1/03: $32,598.36 per month (13,800
                          rentable square feet @ $2.3622)

                          Effective 1/1/04: $33,902.46 per month (13,800
                          rentable square feet @ $2.4567)

                          Effective 1/1/05: $35,259.00 per month (13,800
                          rentable square feet @ $2.5550)

35.   TENANT IMPROVEMENTS.

      a. Temporary Premises: Landlord, at Landlord's sole cost and expense, will demolish the existing tenant improvements as necessary and provide and install new building standard tenant improvements for an "open office" layout--namely, at least 6 private offices (which may include 1 or more conference rooms). an equipment room to house servers and telephone switching equipment, the existing configuration of bathrooms, dropped ceiling and building standard lighting, new floor covering, HVAC and sprinklers distributed in an "open office" configuration and new paint throughout the Temporary Premises ("Landlord's Tenant Improvements"). If Tenant requires additional tenant improvements ("Tenant's Tenant Improvements"), Landlord will provide and install the Tenant's Tenant Improvements. subject to Landlord's approval of the scope of work, at Tenant's sole cost and expense. Tenant shall be required to remove all or part of Tenant's Tenant Improvements by the Temporary Premises Expiration Date as specified by Landlord at the time of approval of Tenant's Tenant Improvements.

      b. Original Premises: Except as otherwise provided herein, the existing Docent Space will be leased to Tenant in its "as is" condition except that upon request by Tenant within the six (6) month period preceding October 1, 2003, Landlord at its cost shall paint the interior of the Premises and shall shampoo the carpets.

      c. Expansion Premises: Except as otherwise provided herein, Landlord shall deliver the Premises in its "as is" condition as of the Expansion Premises Commencement Date except that Landlord at its sole cost shall provide and install certain work in conjunction with making the building into that of a single tenant - namely, the partial removal of the present demising wall and in conjunction with the removal of said wall. any needed paint touch-up and adjustments to the HVAC, lighting and fire sprinkler systems Landlord shall be responsible for assuring that the prior tenant in the Expansion Premises leaves the Expansion Premises in broom clean condition with all damage repaired except for normal wear and tear.

36.   SECURITY DEPOSITS.

      a. Security Deposits Required: The total Security Deposit required to be held by Landlord at any given time is the sum of Security Deposits for each portion of the Premises for which the Lease is then in effect, subject to the reduction provision in (P) 36.b below and the general provisions of (P) 6.

            1)    Temporary Premises Security Deposit equals $90,000.00.

            2) Original Premises Security Deposit equals $67,710.00 (said amount is held by Landlord per (P) 2.13 of the Old Lease).

            3)    Expansion Premises Security Deposit equals $86,940.00.

      b.    Security Deposit Reduction:

            1) Subject to the general provisions of P. 6. and provided that Tenant has not been in default under this Lease beyond any applicable cure period, the Security Deposit on the Temporary Premises shall be returned within five (5) business days of the Temporary Premises Expiration Date.

            2) Subject to the general provisions of P. 6. and provided that Tenant has not been in default under this Lease beyond any applicable cure period, the Security Deposit on the Original Premises and Expansion Premises combined shall be subject to reduction as follows:

                  a) Reduction to two (2) months Rent, upon Tenant achieving a public equity market capitalization of at least $150 million.

                  b) Reduction to one (1) months Rent, upon Tenant achieving a public equity market capitalization of at least $400 million,

37.   MISCELLANEOUS PROVISIONS.

      a. Time of Essence, Time is of the essence of each provision of this Lease,

      b. Successor. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided (P) 19.

      c. Landlord's Consent. Any consent required by Landlord under this Lease must be granted in writing and may be withheld or conditioned by Landlord in its sole and absolute discretion unless otherwise provided.

      d. Personal Rights. Notwithstanding any other provision(s) of this Lease to the contrary, any provisions of this Lease providing for the renewal, extension or early termination of the Lease and/or for the expansion of the Premises (to include without limitation rights to negotiate, rights of first refusal, etc.) shall be (i) personal to the original Tenant and shall not be assignable or otherwise transferable except to a Permitted Transferee (either voluntarily or involuntarily) to any third party for any reason whatsoever, and
            (ii) conditioned upon Tenant not then being in default under this Lease.

      e. Year 2000. Notwithstanding any covenant or provision contained in this Lease to the contrary, Landlord shall have no liability or responsibility whatsoever to Tenant for (i) any disruption or interruption in Tenant's business, (ii) any disruption or interruption in Tenant's use or possession of the Premises, or (iii) any other damage or consequence suffered or experienced by Tenant, arising from or relating in any way to the malfunction, shut down or other abnormal behavior of any computer or computer controlled system which provides utilities or services to the Premises, or controls any systems serving the Premises (whether such computer is within the control of Landlord or otherwise) resulting from the inability or failure of any such computer or computer controlled system to recognize the year 2000, and distinguish said year from the year 1900 (sometimes referred to as the "Y2K problem", or the "failure to be year 2000 compliant").

      f. Commissions. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the Broker(s) identified (P) 1., who shall be compensated by Landlord in accordance with the separate agreement between Landlord and the Broker(s).

      g. Other Charges; Legal Fees. If Landlord through no fault of its own becomes a party to any litigation concerning this Lease or the Premises by reason of any act or omission of Tenant or Tenant's authorized representatives, Tenant shall be liable to Landlord for reasonable attorneys' fees and court costs incurred by Landlord in the litigation. Should the court render a decision which is thereafter appealed by any party thereto, Tenant shall be liable to Landlord for reasonable attorneys' fees and court costs incurred by Landlord in connection with such appeal.

            If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to Rent, late charges, interest and other sums payable under this Lease.

      h. Landlord's Successors. In the event of a sale or conveyance by Landlord of the Building containing the Premises, the same shall operate to release Landlord from any further liability under this Lease, including as to any Security Deposit to the extent transferred to Landlord's successor-in-interest, and in such event Landlord's successor in interest shall be solely responsible for all further obligations of Landlord under this Lease.

      i. Interpretation. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal,

      j. Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease. Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

k. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

l. Offer. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an offer to lease to Tenant. This Lease is not intended to be binding until executed by all Parties hereto.

m. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other Rent payable under this Lease. As long as they do not materially change Tenant's obligations hereunder. Tenant agrees to make reasonable non-monetary modifications to this Lease as may be reasonably required by Lender(s) in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

n. Construction. The Landlord and Tenant acknowledge that each has had its counsel review this Lease. and hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or in any amendments or exhibits hereto.

o.    Captions.  Article, section and paragraph captions are not a part hereof.

p.    Exhibits. For reference purposes the Exhibits are listed below:

      Exhibit A: The Premises
      Exhibit B: Business Park
      Exhibit C: Rules and Regulations
      Exhibit D: Covenants, Conditions And Restrictions

LIMAR REALTY CORP. #17, a California        DOCENT, INC., a Delaware corporation
corporation


By:    /s/ Theodore H. Kruttschnitt           By:     /s/ Dave Ellett
      -----------------------------------            ---------------------------
Name:      Theodore H. Kruttschnitt           Name:   Dave Ellett
                                                     ---------------------------
Title:     President                          Title:  President & CEO
                                                     ---------------------------
Date:      10/19/99                           Date:   10/8/99
      -----------------------------------            ---------------------------


By:    /s/ Theodore H. Kruttschnitt           By:     /s/ Donald V. Fluken
      -----------------------------------            ---------------------------
Name:      Theodore H. Kruttschnitt           Name:   Donald V. Fluken
                                                     ---------------------------
Title:     Secretary                          Title:  V.P. & CFO
                                                     ---------------------------
Date:      10/19/99                           Date:   10/7/99

                                   EXHIBIT A

                                 The Premises
                                 ------------

This Exhibit A is attached to and made a part of that certain Lease (the "Lease") dated September 22, 1999 by and between Limar Realty Corp. #17 as Landlord and Docent, Inc. as Tenant.

                           [SITE PLAN APPEARS HERE]

                                    EXHIBIT B

                                The Business Park
                                -----------------

This Exhibit B is attached to and made a part of that certain Lease (the "Lease") dated September 22. 1999 by and between Limar Realty Corp. #17 as Landlord and Docent. Inc. as Tenant.

      The land referred to in this report is situated in the State of California, County of SANTA CLARA and is described as follows:

All that certain Real Property in the City of Mountain View, County of Santa Clara, State of California, described as follows:

All of Parcel 1, as shown upon that certain Map entitled, "Parcel Map". which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 8, 1972 in Book 300 of Maps, at Page 43.

                                   EXHIBIT C

                              Rules & Regulations
                              -------------------

This Exhibit C is attached to and made a part of that certain Lease dated September 22, 1999 by and between Limar Realty Corp. #17 as Landlord and Docent, Inc. as Tenant.

For the purpose of these Rules & Regulations the word Premises shall refer to the Premises Tenant is leasing and the Property containing the Premises as described in the Lease.

1. No sign, placard, picture, advertisement, name or notice (collectively, "Signs") shall be installed or displayed on any part of the Premises without the prior written consent of Landlord, except that Tenant may post Signs inside the Building which are not visible from the exterior of the Building. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant.

2. Except as consented to in writing by Landlord, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises and no awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Neither Tenant nor any employee or invitee of Tenant, shall make any structural roof or terrace penetrations.

4. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, or for any damage to any Tenant's property.

5. Landlord will furnish Tenant, free of charge, with up to six (6) keys to the Premises.

6. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's reasonable instructions in their installation.

7. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the reasonable right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Premises. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Premises to such a degree as to be objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibrations. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Premises by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

8. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord by reason of noise, odors or vibrations not bring or keep or permit to be brought or kept in the Premises any animal life form, other than human, except seeing eye dogs when in the company of their masters.

9. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

10. Landlord reserves the right, exercisable with one hundred twenty (120) days prior written notice but without liability to Tenant, to change the name and street address of the Premises.

11. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and other equipment which is not required to be continuously run.

12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting for the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

                                   EXHIBIT C

                              Rules & Regulations
                              -------------------
                                  (continued)

13. Tenant shall not sell, or permit the retail sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Business Park. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenants Lease. Notwithstanding the above, Tenant shall have the right to install vending machines for use by Tenant, its employees and invitees.

14 Tenant shall not interfere with radio or television broadcasting or reception from or in neighboring areas.

15. Canvassing, soliciting and distribution of handbills or any other written materials, and peddling in the Business Park are prohibited, and Tenant shall cooperate to prevent same.

16. Landlord reserves the right to exclude or expel from the Premises any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Premises or in violation of the CC&R's.

17. Tenant shall store all its trash and garbage within its Premises or in reasonable locations specifically identified by Landlord for such purposes. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with reasonable directions issued from time to time by Landlord.

18. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging nor shall the Premises by used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant in its kitchen, if any, located in the Premises and Underwriters Laboratory's approved equipment for brewing coffee, tea, hot chocolate and similar beverages and microwaving food shall be permitted, provided that such kitchen, equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

19. Tenant shall not use in any part of the Premises any hand truck except those equipped with rubber tires and side guards or such other reasonable material-handling equipment as Landlord may approve.

20. Without the written consent of Landlord, Tenant shall not use the name of the Business Park in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, Which includes locking doors and securing other means of entry to the Premises closed.

23. The requirements of Tenant will be attended to only upon appropriate application to the office of Landlord by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

24. Tenant shall not park its vehicles in any parking areas outside the Business Park. Tenant shall not store or abandon vehicles in the Business Park parking areas nor park any vehicles in the Business Park parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles, four-wheeled trucks, or other equipment used in the operation of Tenant's business. Tenant, its agents, employees and invitees shall not park any one (1) vehicle in more than one (1) parking space.

25. Landlord reserves the right to make such other reasonable Rules and Regulations as, in its judgment, may from time to time be appropriate for safety and security, for care and cleanliness of the Premises and for the preservation of good order therein. Tenant agrees to abide for all such Rules and Regulations hereinabove stated and any additional Rules and Regulations which are adopted.

26. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT D

                    Covenants, Conditions and Restrictions
                    --------------------------------------

This Exhibit D is attached to and made a part of that certain Lease (the "Lease") dated September 22, 1999 by and between Limar Realty Corp. #17 as Landlord and Docent. Inc. as Tenant.

                                [IMAGE OMITTED]

                                   EXHIBIT D

                    Covenants, Conditions and Restrictions
                    --------------------------------------
                                  (Continued)

                                [IMAGE OMITTED]